UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2020

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HANCOCK WHITNEY CORPORATION
(Exact Name of Registrant as Specified in Charter) ________________
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)	39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $3.33 per share	HWC	The NASDAQ Stock Market, LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2020, the Boards of Directors (the "Boards") of Hancock Whitney Corporation (the "Company") and its wholly-owned subsidiary, Hancock Whitney Bank, voted to increase the size of each of the Boards from 13 to 14 directors and appointed Suzette Kent as a new director to fill the resulting vacancies. Ms. Kent has been appointed to the Board Risk Committee of the Company Board, is an independent director, and will stand for election at the Company's 2021 annual meeting of shareholders.

Ms. Kent is a global business transformation executive who most recently served as the Federal Chief Information Officer for the United States government. She was the first woman to serve in that role. Prior to that role, Ms. Kent served in leadership positions at JP Morgan, Ernst & Young (EY), Accenture and Carreker (now FiServ). At JP Morgan, Ms. Kent was a managing director in the bank’s Treasury and Securities Solutions business and Client Solutions Executive in the Commercial Bank. As a partner at EY, Ms. Kent’s practice focused on payments, banking and treasury management innovation, and transformation programs, serving a wide variety of banks and other financial institutions. She has worked across both public and private sectors, bringing her deep experience in business development, solution construction, technology, and risk management and operations to assist and advise clients around the world and across industries.

Ms. Kent will be entitled to receive compensation for her Board service in accordance with the Company's standard compensation arrangements for non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2020. To ensure compliance with Mississippi state law requirements for bank holding company director stock ownership, in connection with her appointment Ms. Kent was granted 100 shares of the Company’s common stock, par value $3.33 per share, which were fully vested upon issuance under the Company’s 2020 Long Term Incentive Plan. Ms. Kent was not selected for her position as a member of the Boards pursuant to any arrangement or understanding between her and any other person. There are no related party transactions (as defined in Item 404(a) of Regulation S-K) between the Company and Ms. Kent.

On October 22, 2020, the Company issued a press release announcing the appointment of Ms. Kent to the Boards. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 22, 2020 announcing the appointment of Suzette Kent as a Director of the Company and Hancock Whitney Bank.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

October 22, 2020	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer